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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of report (date of earliest event reported): November 21, 2005

                             COMMUNITY BANCORP INC.
             (Exact name of registrant as specified in its charter)

           Delaware                     000-26505                33-0859354
(State of other jurisdiction of        Commission             (I.R.S. Employer
 Incorporation or organization         File Number           Identification No.)

          900 Canterbury Place, Suite 300, Escondido, California 92025
                    (Address of principal executive offices)

                                 (760) 432-1100
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01    REGULATION FD DISCLOSURE

     On November 21, 2005 the Company issued a press release announcing the cash dividend for the quarter ending December 31, 2005. The press release is attached to this current report as Exhibit 99.1 and is incorporated by reference to this report.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number            Description
------            -----------
99.1              Press Release dated November 21, 2005



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2005

                                          Community Bancorp Inc.



                                          By:    /s/ Michael J. Perdue
                                             -------------------------
                                          Michael J. Perdue
                                          President and Chief Executive Officer